EXHIBIT 99

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-M
                            POOL PROFILE (6/10/2004)

--------------------------------------------------------------------------------

                                                      -------------------      --------------------
                                                           7/1 POOL                 Tolerance
                                                      -------------------      --------------------
     AGGREGATE PRINCIPAL BALANCE                            $800,000,000                (+/- 7.00%)

     MORTGAGE LOAN CUTOFF DATE                                  1-Jul-04                       N/A
     INTEREST RATE RANGE                                   2.875 - 6.125                       N/A
     GROSS WAC                                                    4.900%             (+ / - 15 bps)
     WEIGHTED AVERAGE SERVICE FEE                               25.0 bps
     MASTER SERVICING FEE                                        1.0 bps on Securitization only
     WAM (in months)                                                 359             (+/- 3 months)

     WALTV                                                           67%              (maximum +7%)

     CALIFORNIA PERCENT                                              51%              (maximum +7%)
     SINGLE LARGEST ZIP CODE PERCENT                                  1%             (maximum  +3%)

     AVERAGE LOAN BALANCE                                       $430,390         (maximum +$50,000)
     LARGEST INDIVIDUAL LOAN BALANCE                          $1,500,000       (maximum $1,800,000)

     CASH OUT REFINANCE PERCENT                                      14%             (maximum  +7%)

     PRIMARY RESIDENCE PERCENT                                       97%              (minimum -7%)

     SINGLE FAMILY DETACHED PERCENT                                  90%              (minimum -7%)

     FULL DOCUMENTATION PERCENT                                      61%              (minimum -7%)

     WA FICO                                                         739               (minimum -7)

     UNINSURED > 80% LTV PERCENT                                      0%              (maximum +5%)

     RELOCATION PERCENT                                             7.0%              (minimum -3%)

     GROSS MARGIN                                                 2.750%              (+ / - 7 bps)

     GROSS LIFECAP                                                9.933%             (+ / - 15 bps)

     WA MONTHS TO NEXT ROLL                                           83           (+ / - 5 months)

     INTEREST ONLY PERCENT                                           59%             (maximum  +7%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 7/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-M
                               PRICING INFORMATION
                            POOL PROFILE (6/10/2004)
--------------------------------------------------------------------------------

COLLATERAL                                               All Mortgage Loans will Index off the One Year CMT.
                                                   None of the Mortgage Loans have a convertibility feature.
                           Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                              Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                           TBD by Wells Fargo

PASS THRU RATE                                                            Net WAC or Ratio Stripped/Variable

STRUCTURE                                                               TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                                       EXCEPT AS NOTED BELOW
                                                (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                             28-Jun-04             9:00 AM

         Structures received or changes to structures past the due date will incur a $10,000 fee.

PRICING DATE

SETTLEMENT DATE                                                                                    16-Jul-04

ASSUMED SUB LEVELS                                         AGG Assumed Level
Levels and Rating Agencies for                      AAA         2.90%
2004-M to be determined by                           AA         1.30%
Wells Fargo                                           A         0.80%
These levels are for bid purposes only              BBB         0.50%
They are not a trade stipulation                     BB         0.30%
Any change in actual levels will not result           B         0.10%
in price changes

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency. Additional tranche ratings will be paid for by the sub underwriter.

NOTE: Please note the following specifics of the 2004-M structure: Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated Loan Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP% No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.



    WFMBS CONTACTS                                  Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397

--------------------------------------------------------------------------------
                            WFASC Denomination Policy
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Type and Description of Certificates                                                   Minimum         Physical         Book Entry
                                                                                    Denomination     Certificates      Certificates
                                                                                        (1)(4)
------------------------------------------------------------------------------------------------------------------------------------
Class A
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS,
Non-complex components (subject to reasonable prepayment support)                       $25,000         Allowed          Allowed

Companion classes for PAC, TAC, Scheduled Classes                                      $100,000         Allowed          Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates         $100,000         Allowed          Allowed

Notional and Nominal Face IO                                                              (2)           Allowed          Allowed

Residual Certificates                                                                     (3)          Required        Not Allowed

All other types of Class A Certificates                                                   (5)             (5)              (5)


Class B (Investment Grade)                                                             $100,000         Allowed          Allowed

Class B (Non-Investment Grade)                                                         $250,000        Required        Not Allowed
------------------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.